UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2011

Microsemi Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-08866	95-2110371
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Enterprise Aliso Viejo, California		92656
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 380-6100

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K initially filed by Microsemi Corporation on October 28, 2011 (the “Initial Filing”) is filed solely to restate Item 2.01 to provide the amount of the total consideration paid in connection with the reported acquisition, which amount was unintentionally omitted in the Initial Filing. For convenience, this Amendment No. 1 sets forth the Initial Filing in its entirety. Other than as described above, none of the other disclosures in the Initial Filing have been amended or updated.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 26, 2011, Microsemi Corporation (“Microsemi”), through its indirect wholly-owned subsidiary 0916753 B.C. ULC (“Purchaser”), completed its acquisition of Zarlink Semiconductor Inc. (“Zarlink”) pursuant to the previously announced Support Agreement dated September 21, 2011 by and among Microsemi, Purchaser and Zarlink. Following the expiration of the previously announced offers (the “Offers”) for all of the issued and outstanding common shares (“Zarlink Shares”) and 6% unsecured, subordinated convertible debentures maturing September 30, 2012 (“Zarlink Debentures” and together with the Zarlink Shares, the “Zarlink Securities”) of Zarlink, Purchaser acquired all remaining Zarlink Shares and Zarlink Debentures through compulsory acquisitions under, respectively, the Canada Business Corporations Act and the trust indenture governing the Zarlink Debentures (together, the “Compulsory Acquisitions”).

Microsemi advanced funds to enable Purchaser to take up and pay for the Zarlink Securities under the Offers and pursuant to the Compulsory Acquisitions. The aggregate cash consideration for the Zarlink Securities acquired pursuant to the Offers and the Compulsory Acquisitions was approximately CAD$640 million. As previously reported, in connection with the acquisition, Microsemi entered into Amendment No. 2 to its existing Credit Agreement dated as of November 2, 2010, as amended by Amendment No. 1 to the Credit Agreement, dated as of March 2, 2011, with Morgan Stanley Senior Funding, Inc., Morgan Stanley & Co. LLC and the lenders referred to therein (as amended, the “Amended and Restated Credit Agreement”).

The foregoing summary of the Support Agreement and the Amended and Restated Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Support Agreement and the Amended and Restated Credit Agreement, copies of which are included as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Microsemi issued a press release announcing the completion of the acquisition of Zarlink, a copy of which is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements required under this Item 9.01 will be filed by Microsemi pursuant to an amendment to this Form 8-K not later than 71 days after the date that this report on Form 8-K is required to be filed.

(b) Unaudited Pro Forma Financial Information.

The pro forma financial information required under this Item 9.01 will be filed by Microsemi pursuant to an amendment to this Form 8-K not later than 71 days after the date that this report on Form 8-K is required to be filed.

(d)	Exhibits.

Exhibit Number	Description

10.1	Support Agreement, dated September 21, 2011, by and among 0916753 B.C. ULC, Microsemi Corporation and Zarlink Semiconductor Inc. (incorporated by reference to Exhibit 1.2 to Amendment No. 3 to Microsemi Corporation’s Schedule 14D-1F, filed with the Commission on September 26, 2011).

10.2	Amendment No. 2 to Credit Agreement, dated as of October 13, 2011, by and among Microsemi Corporation, Morgan Stanley Senior Funding, Inc., Morgan Stanley & Co. LLC and the lenders referred to therein (incorporated by reference to Exhibit 10.1 to Microsemi Corporation’s Current Report on Form 8-K, filed with the Commission on October 19, 2011).

99.1	Press release issued by Microsemi Corporation on October 25, 2011 (incorporated by reference to Exhibit 1.7 to Amendment No. 7 to Microsemi Corporation’s Schedule 14D-1F, filed with the Commission on October 25, 2011).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Microsemi Corporation
(Registrant)

	By:	/S/ JOHN W. HOHENER
Date: November 8, 2011		John W. Hohener
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Support Agreement, dated September 21, 2011, by and among 0916753 B.C. ULC, Microsemi Corporation and Zarlink Semiconductor Inc. (incorporated by reference to Exhibit 1.2 to Amendment No. 3 to Microsemi Corporation’s Schedule 14D-1F, filed with the Commission on September 26, 2011).

10.2	Amendment No. 2 to Credit Agreement, dated as of October 13, 2011, by and among Microsemi Corporation, Morgan Stanley Senior Funding, Inc., Morgan Stanley & Co. LLC and the lenders referred to therein (incorporated by reference to Exhibit 10.1 to Microsemi Corporation’s Current Report on Form 8-K, filed with the Commission on October 19, 2011).

99.1	Press release issued by Microsemi Corporation on October 25, 2011 (incorporated by reference to Exhibit 1.7 to Amendment No. 7 to Microsemi Corporation’s Schedule 14D-1F, filed with the Commission on October 25, 2011).